INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2015
Intangible Assets
INTANGIBLE ASSETS

The Company has incurred costs to trademark eight of its current products and marketing nomenclatures. During 2015, the Company purchased a patent in relation to the purchase of GT Beverage, and also assumed the trademarks of Bazi Intl. Patents and trademarks are being amortized over the lesser of their remaining life or 15 years.

Intangible assets are:

	December 31, 2015	December 31, 2014
Patents and trademarks	$1,706,849	$1,706,849
Accumulated amortization	(636,261)	(488,235)
	$1,070,588	$1,218,614

Amortization expense for the year ended December 31, 2015 and 2014 was $148,768 and $182,843, respectively. For these assets, amortization expense over the next five years and thereafter is expected to be as follows:

Patent and Trademark Amortization
2016	$141,177
2017	141,177
2018	141,177
2019	141,177
2020	141,177
2021 and thereafter	364,703
$1,070,588